    As filed with the Securities and Exchange Commission on August 15, 2000

                                                       Registration No. 333-

================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                    UNDER THE
                             SECURITIES ACT OF 1933

                              --------------------

                              CALDERA SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

               Delaware                                87-0617393
    (State or other jurisdiction of                 (I.R.S. Employer
    incorporation or organization)                 Identification No.)

                             240 West Center Street
                                Orem, Utah 84057
                            Telephone: (801) 765-4999
                    (Address of Principal Executive Offices,
                               including Zip Code)

                  CALDERA SYSTEMS, INC. 1998 STOCK OPTION PLAN
                                       AND
             CALDERA SYSTEMS, INC. 1999 OMNIBUS STOCK INCENTIVE PLAN
                                       AND
             CALDERA SYSTEMS, INC. 2000 EMPLOYEE STOCK PURCHASE PLAN

                            (Full title of the plan)

                Ransom H. Love                             Copy to:
            Chief Executive Officer                    Scott W. Loveless
             Caldera Systems, Inc.            Parr Waddoups Brown Gee & Loveless
            240 West Center Street            185 South State Street, Suite 1300
               Orem, Utah 84057                   Salt Lake City, Utah 84111
                (801) 765-4999                          (801) 532-7840
   (Name, address and telephone number,
including area code, of agent for service)

                         CALCULATION OF REGISTRATION FEE

================================================================================

                                                                             PROPOSED
                                                           PROPOSED          MAXIMUM
                                                           MAXIMUM          AGGREGATE         AMOUNT OF
   TITLE OF SECURITIES TO BE             AMOUNT TO BE   OFFERING PRICE       OFFERING       REGISTRATION
          REGISTERED                     REGISTERED(1)   PER SHARE(2)        PRICE(2)          FEE(2)
----------------------------------    ----------------- ---------------- ----------------- ----------------
1998 Stock Option Plan
- Options to Purchase Common Stock       3,252,088           N/A               N/A               N/A
- Common Stock, $0.001 par value      3,252,088 shares     $6.875           $22,358,105        $5,903
----------------------------------    ----------------- ---------------- ----------------- ----------------
1999 Omnibus Stock Incentive Plan
- Options to Purchase Common Stock       6,405,238           N/A               N/A               N/A
- Common Stock, $0.001 par value      6,405,238 shares     $6.875           $44,036,011       $11,626
----------------------------------    ----------------- ---------------- ----------------- ----------------
2000 Employee Stock Purchase Plan
- Common Stock, $0.001 par value      500,000 shares       $6.875            $3,437,500          $908

================================================================================

(1) This Registration Statement shall also cover any additional shares of Common Stock which become issuable under the 1998 Stock Option Plan, 1999 Omnibus Stock Incentive Plan or 2000 Employee Stock Purchase Plan by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without the receipt of consideration which results in an increase in the number of outstanding shares of Common Stock of Caldera Systems, Inc.

(2) Calculated solely for purposes of this offering under Rule 457(h) of the Securities Act of 1933, as amended, on the basis of the average of the high and low price per share of Common Stock of Caldera Systems, Inc. as reported on the Nasdaq National Market on August 11, 2000.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS


Item 1. Plan Information.*

Item 2. Registrant Information and Employee Plan Annual Information.*

        * Information required by Part I to be contained in the Section 10(a) prospectus is omitted from this Registration Statement in accordance with Rule 428 under the Securities Act of 1933, as amended (the "Securities Act"), and the Note to Part I of Form S-8.


                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 3. Incorporation of Documents by Reference.

        The following documents filed by Caldera Systems, Inc. (the "Registrant") with the Securities and Exchange Commission (the "SEC") are hereby incorporated by reference in this Registration Statement:

        (1) The Registrant's Prospectus filed with the SEC pursuant to Rule 424(b)(1) on March 21, 2000, in which there is set forth the audited financial statements for the Registrant's fiscal year ended October 31, 1999.

        (2) The Registrant's Registration Statement No 000-29911 on Form 8-A12G filed with the SEC on March 10, 2000 in which there is set forth the terms, rights and provisions applicable to the Registrant's outstanding Common Stock.

        (3) The Registrant's Quarterly Report on Form 10-Q, filed with the SEC on June 13, 2000.

        In addition, all documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes hereof to the extent that a statement contained herein (or in any other subsequently filed document which also is incorporated by reference herein) modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed to constitute a part hereof except as so modified or superseded.

        The consolidated financial statements of Caldera Systems, Inc. dated as of October 31, 1999 and 1998, and for each of the years then ended, have been incorporated by reference herein in reliance upon the report of Arthur Andersen LLP, independent public accountants, and upon the authority of said firm as experts in accounting and auditing. Future financial statements of Caldera Systems, Inc. and the reports thereon by Arthur Andersen LLP will be incorporated by reference in this Registration Statement in reliance upon the authority of that firm as experts in giving those reports; provided, however, only to the extent that said firm has audited those financial statements and consented to the use of their reports thereon.


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

Item 4. Description of Securities.

        Not applicable.


Item 5. Interests of Named Experts and Counsel.

        Not applicable.


Item 6. Indemnification of Directors and Officers.

        Our certificate of incorporation limits the liability of directors and officers to the fullest extent permitted by the Delaware General Corporation Law. In addition, our certificate of incorporation and bylaws provide that we will indemnify our directors and officers to the fullest extent permitted by the Delaware General Corporation Law. Section 145 of the Delaware General Corporation Law authorizes a court to award, or a corporation's board of directors to grant, indemnification to directors and officers in terms sufficiently broad to permit such indemnification (including reimbursement for expenses incurred) arising under the Securities Act of 1933, as amended. We intend to enter into separate indemnification agreements with our directors and executive officers that provide them indemnification protection if our certificate of incorporation is subsequently amended.

Item 7. Exemption from Registration Claimed.

        Not applicable.


Item 8. Exhibits.


Regulation S-K                                               Filed     Incorporated
Exhibit No.        Description                              Herewith   By Reference
--------------     --------------------------------------   --------   -------------
4.1                Amended and Restated Certificate of                 (1)
                   Incorporation

4.2                Amended and Restated Bylaws                         (1)

4.3                Specimen Common Stock certificate                   (1)

5                  Opinion of Parr Waddoups Brown Gee &     X
                   Loveless

23.1               Consent of Arthur Andersen LLP           X

23.2               Consent of Parr Waddoups Brown Gee &     X
                   Loveless (included in Exhibit No. 5).

24                 Powers of Attorney (included on page 6   X
                   hereof).

---------------------------------

        (1) Incorporated by reference to the Registration Statement on Form S-1 filed with the Commission on January 10, 2000, as amended by Amendment No.1 to Registration Statement on Form S-1/A filed with the Commission on February 25, 2000, Amendment No.2 to Registration Statement on Form S-1/A filed with the Commission on March 9, 2000, Amendment No.3 to Registration Statement on Form S-1/A filed with the Commission on March 14, 2000, Amendment No.4 to Registration Statement on Form S-1/A filed with the Commission on March 16, 2000, and Amendment No.5 to Registration Statement on Form S-1/A filed with the Commission on March 20, 2000.

Item 9. Undertakings.

        (a) The undersigned Registrant hereby undertakes:


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

                (1) To file, during any period in which offers or sales are being made of the securities registered hereby, a post-effective amendment to this Registration Statement:

                        (i) To include any prospectus required by section
                10(a)(3) of the Securities Act of 1933;

                        (ii) To reflect in the prospectus any facts or events
                arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement;

                        (iii) To include any material information with respect
                to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

        provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) shall not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference into this Registration Statement.

                        (2) That, for the purpose of determining any liability
                under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                        (3) To remove from registration by means of a
                post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

        (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Orem, State of Utah on this 31th day of July, 2000.

                                            CALDERA SYSTEMS, INC.


                                            By /s/ Ransom H. Love
                                               ---------------------------------
                                               Ransom H. Love
                                               President and Chief Executive
                                               Officer

                                POWER OF ATTORNEY

        We, the undersigned directors and/or officers of Caldera Systems, Inc. (the "Company"), hereby severally constitute and appoint Ransom H. Love, Chief Executive Officer, and Alan Hansen, Chief Financial Officer, and each of them individually, with full powers of substitution and resubstitution, our true and lawful attorneys, with full powers to them and each of them to sign for us, in our names and in the capacities indicated below, this Registration Statement on Form S-8 filed with the Securities and Exchange Commission, and any and all amendments to said registration statement (including post-effective amendments), and any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, in connection with the registration under the Securities Act of 1933, as amended, of equity securities of the Company, and to file or cause to be filed the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, and hereby ratifying and confirming all that said attorneys, and each of them, or their substitute or substitutes, shall do or cause to be done by virtue of this Power of Attorney.

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated below:


               SIGNATURE                               TITLE                     DATE
               ---------                               -----                     ----
   /s/ Ransom H. Love                        President, Chief
-----------------------------------          Executive Officer and           July 31, 2000
Ransom H. Love                               Director (principal
                                             executive officer)


  /s/ Alan Hansen                            Chief Financial Officer         July 31, 2000
-----------------------------------          (principal accounting
Alan Hansen                                  and financial officer)


  /s/ Ralph J. Yarro III                     Chairman of the Board of        July 31, 2000
-----------------------------------          Directors
Ralph J. Yarro III

                                             Director                        July 31, 2000
-----------------------------------
Dale R. Boyd


  /s/ John R. Egan                           Director                        July 31, 2000
-----------------------------------
John R. Egan


  /s/ Edward E. Iacobucci                    Director                        July 31, 2000
-----------------------------------
Edward E. Iacobucci


  /s/ Raymond J. Noorda                      Director                        July 31, 2000
-----------------------------------
Raymond J. Noorda


  /s/ Thomas P. Raimondi, Jr.                Director                        July 31, 2000
-----------------------------------
Thomas P. Raimondi, Jr.


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

                              CALDERA SYSTEMS, INC.

                                  EXHIBIT INDEX


Regulation S-K                                               Filed     Incorporated
Exhibit No.        Description                              Herewith   By Reference
--------------     --------------------------------------   --------   -------------
4.1                Amended and Restated Certificate of                 (1)
                   Incorporation

4.2                Amended and Restated Bylaws                         (1)

4.3                Specimen Common Stock certificate                   (1)

5                  Opinion of Parr Waddoups Brown Gee &     X
                   Loveless

23.1               Consent of Arthur Andersen LLP           X

23.2               Consent of Parr Waddoups Brown Gee &     X
                   Loveless (included in Exhibit No. 5).

24                 Powers of Attorney (included on page 6   X
                   hereof).

---------------------------------

(1) Incorporated by referenced to Registration Statement on Form S-1 filed with the Commission on January 10, 2000, as amended by Amendment No.1 to Registration Statement on Form S-1/A filed with the Commission on February 25, 2000, Amendment No.2 to Registration Statement on Form S-1/A filed with the Commission on March 9, 2000, Amendment No.3 to Registration Statement on Form S-1/A filed with the Commission on March 14, 2000, Amendment No.4 to Registration Statement on Form S-1/A filed with the Commission on March 16, 2000, and Amendment No.5 to Registration Statement on Form S-1/A filed with the Commission on March 20, 2000.


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